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                                                  Exhibit 10.31.4




                   NRG GENERATING (U.S.) INC.
                     1997 STOCK OPTION PLAN

                  GRANT OF NONEMPLOYEE DIRECTOR
                    NONQUALIFIED STOCK OPTION


Date of Grant: ______________________

     THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by NRG Generating (U.S.) Inc. (the "Company") to _____________________ (the "Grantee"), who is
a director of the Company who is not an Employee of the Company or a Subsidiary.

     WHEREAS, the Board of Directors of the Company (the "Board")
on  March  27, 1997 adopted the NRG Generating (U.S.)  Inc.  1997
Stock Option Plan (the "Plan") effective as of May 1, 1997;

      WHEREAS, the Plan provides for the granting of Nonqualified
Stock Options by the Committee to directors of the Company to purchase shares of the Common Stock of the Company (the "Stock"), in accordance with the terms and provisions thereof; and

      WHEREAS, the Committee considers Grantee to be a person who is eligible for a grant of Nonqualified Stock Options under the Plan, and has determined that it would be in the best interest of the Company to grant the Nonqualified Stock Options documented herein.

      NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:


1.  Grant of Option.
   Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Committee, hereby grants to Grantee, as of the Date of Grant, an option to purchase up to __________ shares of Stock at a price of $___________ per share. The shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is intended by the parties hereto to be, and shall be treated as, a Nonqualified Stock Option which is not subject to the provisions of Code Section 422.



2.  Installment Exercise.
  Subject to such further limitations as are provided herein, the Option shall become exercisable in three (3) installments, Grantee having the right hereunder to purchase from the Company the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

   (i) on and after the first anniversary of the Date of Grant up to one-third (ignoring fractional shares) of the total number of Option Shares;

   (ii) on and after the second anniversary of the Date of Grant, up to an additional one-third (ignoring fractional shares) of the total number of Option Shares; and

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   (iii) on and after the third anniversary of the Date of Grant, the remaining Option Shares.

3.  Termination of Option.
   (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten
(10) years from the Date of Grant (the "Option Term").

   (b) When the Grantee ceases to be a director of the Company, the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon the Separation Date, except in a case where the Grantee's service as a director of the Company ceases by reason of Disability or death or otherwise as follows. If the Grantee ceases to be a director of the Company by reason of Disability or death, all unexercised portions of the Option shall become immediately exercisable and the Option may be exercised during the period beginning upon such termination and ending one year after such date. In no event, however, shall any such period extend beyond the Option Term. If the Participant's service as a director of the Company terminates for any other reason prior to the exercise of all portions of the Option, the Participant shall have the right within three (3) months of his Separation Date, but not beyond the expiration date of the Option, to exercise such unexercised portions of the Option.

   (c) In the event of Grantee's death, the Option may be exercised by Grantee's legal representative(s) as and to the extent that the Option would otherwise have been exercisable by Grantee, subject to the provisions of Section 3(b) hereof.

  (d) Notwithstanding any other provisions set forth herein or in the Plan, if Grantee shall: (i) commit any act of malfeasance or wrongdoing affecting the Company, its Parents or Subsidiaries, or
(ii) engage in conduct that would warrant Grantee's removal for cause (excluding general dissatisfaction with the performance of Grantee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Company, its Parents or Subsidiaries), any unexercised portion of the Option shall immediately terminate and be void.

4.  Exercise of Options.
   (a) Grantee may exercise the Option with respect to all or any part of the number of Option Shares that are exercisable hereunder by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and date of exercise thereof, which date shall be at least five
(5) days after the signing of such notice unless an earlier time shall have been mutually agreed upon.

   (b) Full payment (in U.S. dollars) by Grantee of the Option Price for Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash or as the Company may otherwise permit as further set forth in the Plan. On the exercise date specified in Grantee's notice or as soon thereafter as is practicable, the Company shall cause to be delivered to Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as the Company may elect) upon full payment for such Option Shares. The obligation of the Company to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

   (c) If Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, Grantee's right to purchase such

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Option Shares may be terminated by the Company or the exercise of the Option may be ignored, as the Committee in its sole discretion may determine. The date specified in Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

5.  Adjustment of and Changes in Stock.
In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision, or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure of shares of capital stock of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option or in such option price; provided, however, that no such adjustment shall give Grantee any additional benefits under the Option.

[Optional Changes of Control Provision
In the event of any Corporate Transaction or an event giving rise to a Change in Control, the Option shall be fully vested, nonforfeitable  and  become exercisable as of  the  date  of  the
Change in Control or Corporate Transaction or as otherwise determined in accordance with Section 5.5(c) of the Plan. However, in the case of a Corporate Transaction, the Committee may determine that the Option will not be so accelerated if and to the extent (i) such Option is either to be assumed by the successor or parent thereof or to be replaced with a comparable Option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such Option is to be replaced with a cash incentive program of the successor corporation that preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payment in accordance with the same vesting schedule applicable to such Option.

In the event of a Corporate Transaction described in clauses (i) or (ii) of Section 5.5(b) of the Plan, the Committee may, upon no less than 60 days notice to the optionee (an "Acceleration Notice") determine that such optionee's Options will terminate as of the effective date of such Corporate Transaction, in which event such Options shall be fully vested, nonforfeitable and become exercisable immediately as of the date of such Acceleration Notice. In the event of a Change in Control or Corporate Transaction described in clauses (a)(i), (a)(ii) and
(b)(iii) of Section 5.5 of the Plan or in the event the Acceleration Notice is not timely given, the Option shall remain exercisable for the remaining term of the Option notwithstanding the provisions of Article V of the Plan, subject to any limitations thereto which may be applicable to Incentive Stock Options. In the event of a Corporate Transaction described in clauses (a)(i)(iii), b(i) or (b)(ii) of Section 5.5 of the Plan, which is preceded by a timely Acceleration Notice, the Option shall terminate as of the effective date of the Corporate Transaction described therein. In no event shall the Option be exercised after the expiration of the Option Term.]

6.  No Rights as Shareholders.
   Grantee shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her.

7.  Non-Transferability of Option.
   During Grantee's lifetime, this Option shall be exercisable only by Grantee or his or her guardian or legal representative.

8.  Amendment of Option.
   The Option may be amended by the Committee at any time (i) if the Committee determines, in its sole discretion, that amendment is necessary or advisable in light of any addition to or change in the Code or in the regulations issued thereunder, or any federal or state securities law or other law of regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of Grantee.

9.  Notice.
  Any notice to the Company provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices and any notice to

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Grantee shall be addressed to Grantee at the address below.   Any
notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

10.  Incorporation of Plan by Reference.
   The Option is granted pursuant to the Plan, the terms and definitions of which are incorporated herein by reference, and the Option shall in all respects by interpreted in accordance with the Plan.

11.  Governing Law.
   To the extent that federal law shall not be held to have preempted local law, this Option shall be governed by the laws of the State of Delaware. If any provision of the Option shall be held invalid or unenforceable, the remaining provisions hereof shall continue in full force and effect.

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      IN  WITNESS  WHEREOF,  the  Company  has  caused  its  duly authorized  officer  to execute this Grant of Nonqualified  Stock
Option, and Grantee has placed his or her signature hereon, effective as of the Date of Grant.


                                   NRG Generating (U.S.) Inc.


                                   By:
                                        Member of the Committee

                                   By:
                                        Member of the Committee

                                   By:
                                        Timothy P. Hunstad
                                   Vice President and Chief
Financial
                                        Officer


                                   GRANTEE


Signature___________________________

                                   Name:
                                             (Print)
                                   Address:

_____________________________

_____________________________


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